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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-QSB for the quarter ended March 31, 2003 (the "Form 10-QSB") of Community Shores Bank Corporation (the "Issuer").

      I, Tracey A. Welsh, Vice President and Chief Financial Officer of the Issuer, certify that:

      (i) the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 14, 2003
                                      /s/ Tracey A. Welsh
                                      ------------------------------
                                      Tracey A. Welsh
                                      Vice President and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Community Shores Bank Corporation and will be retained by Community Shores Bank Corporation and furnished to the Securities and Exchange Commission or its staff upon request.








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